UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      October 31, 2005
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.   Other Events

     On November 1, 2005 Hasbro issued a press release announcing that its Chairman, Alan G. Hassenfeld, had entered into a variable share prepaid forward contract covering 1,000,188 shares of Hasbro's common stock. The press release has been furnished as Exhibit 99 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

     (c) Exhibits

     99  Press Release, dated November 1, 2005, of Hasbro, Inc.









                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: November 1, 2005                  By:  /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)




                                  HASBRO, INC.
                           Current Report on Form 8-K
                             Dated November 1, 2005


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

  99           Press Release, dated November 1, 2005, of Hasbro, Inc.